Income Taxes Expenses	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Income Taxes Expenses
26	Income taxes expenses
As an entity headquartered in the Cayman Islands, the Company is subject to a neutral tax regime. However, the Group’s subsidiaries headquartered in Brazil, Colombia, Chile, the United Kingdom, the United States of America, and Hong Kong are subject to income taxes as set out by local tax laws.

Reconciliation of income tax	2021	2020	2019
Income before income taxes	121,572	64,976	64,451

Bermuda (2020)/Cayman Islands (2021) statutory income tax	—	—	—
Impact of difference in tax rates of foreign subsidiaries	642	(2,749)	(3,195)
Nondeductible expenses	(1,023)	(386)	(318)

Total income taxes	(381)	(3,136)	(3,513)

Current	(1,692)	(891)	(3,783)
Deferred	1,311	(2,245)	270
Effective tax rate	0.3%	4.8%	5.5%